Exhibit 10.4

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

August 8, 2014 (amendment 1)

Mr. Darren Arrington

Vice President

Global Procurement

Hertz Corporation

225 Brae Blvd

Park Ridge, NJ 07656

CONFIDENTIAL

Dear Darren:

As an addendum to our previous 2014/2015 agreement (signed on 12/20/2013) the following amendments apply to the existing program, both the 2014 Daily Rental Purchase Program and/or under the 2014 Guaranteed Depreciation Program.

Agreement Terms: This letter confirms our agreement for The Hertz Corporation, in its own capacity and as an agent for and on behalf of Its wholly-owned subsidiaries Hertz General Interest LLC, DTG Operations, Inc. and Rental Car Finance Corp. to acquire new 2014 and 2015 model year vehicles from Chrysler in calendar years 2013 and 2014 and 2015 under the terms of this two year supply agreement using the Chrysler Group LLC’s (“Chrysler”) Guaranteed Depreciation (“GDP”) and Long Term Daily Rental (“LTDR” or “Risk”) programs.

Late Order Vehicles: Chrysler will offer the vehicles as late orders under the 2014 Guaranteed Depreciation Program.

•                 [*REDACTED*]

o	Monthly Depreciation Rate:	$[*REDACTED*]
o	DRIP:	$[*REDACTED*]
o	Minimum Hold:	[*REDACTED*] months

Holding Period: For purposes of this program, the “In service” date is the date the dealer or drop ship location signs for receipt of the vehicle [*REDACTED*].  [*REDACTED*]

•                 The Minimum Usage term is [*REDACTED*] days in service.

•                 The Maximum Usage term is [*REDACTED*] days in service

•                 Hertz will work to an average hold time of [*REDACTED*] days to [*REDACTED*] days in service

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Revised MY 2014 Volumes: The below details all revised volumes agreed to as part of the 2014 contract year with respective incentives:

GDP - 2013 Q4 Incremental Order Volume

Body Model	Incremental Q4 Order	Drip	Monthly Depreciation
[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]
Total GDP Volume

RISK - 2013 Q4 Incremental Order Volume

Body Model	Incremental Q4 Order	Total Incentive
[*REDACTED*]	[*REDACTED*]	[*REDACTED*]
Total Risk Volume

TOTAL Q4 GDP & RISK VOLUME	[*REDACTED*]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

GDP - 2014 Q1 and Q2 Order Volume

Body Model	Jan - June Order	Drip	Monthly Depreciation
[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]
Total GDP Volume

RISK - 2014 Q1 and Q2 Order Volume

Body Model	Jan - June Order	Total Incentive
[*REDACTED*]	[*REDACTED*]	[*REDACTED*]
Total Risk Volume

TOTAL Q1/Q2 GDP & RISK VOLUME	[*REDACTED*]

ADJUSTMENTS:

•                 Removal of [*REDACTED*] [*REDACTED*] in Q1 and [*REDACTED*] [*REDACTED*] in Q4.

•                 Addition of [*REDACTED*] [*REDACTED*] in Q4.

•                 Reduction of [*REDACTED*] from [*REDACTED*] to [*REDACTED*] units in Q1 and Q2.

•                 Addition of [*REDACTED*] [*REDACTED*] Q2.

•                 Reduction of [*REDACTED*] by [*REDACTED*] units, addition of [*REDACTED*] [*REDACTED*] in Q1/Q2.

•                 Reduction of [*REDACTED*] by [*REDACTED*] units, addition of [*REDACTED*] [*REDACTED*] in Q1/Q2.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Guaranteed Depreciation Program Amendments:

•                 Chrysler will repurchase returned GDP program vehicles for Model Year 2015 - at the guaranteed amount - [*REDACTED*] days from when the vehicle is returned to the Chrysler Marshaling Center with an approved inspection report, provided it has not been sold at auction during that time period.

Long Term Dally Rental Purchase Program:

•                 Hertz shall have the ability to purchase up to [*REDACTED*] vehicles per family line.

•                 Daily Rental Purchase Program (DRPP) incentives will apply and will be credited on the invoice.

•                 All other Daily Rental Purchase Program rules apply.

For avoidance of doubt, the 2014/2015 agreement (signed 12/20/2013) remains in full force and effect pursuant to its terms unless specifically and expressly modified herein.

This Agreement may be executed in two or more counterparts, each of which together shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

We are glad to be able to work with you on this special addendum, and look forward to growing our partnership with Hertz Corporation.

Sincerely,

Agree:	/s/ Darren Arrington	Date	8/13/14
Darren Arrington, Hertz Corporation

Agree:	/s/ Caroline Costello	Date	8/18/2014
Caroline Costello, Senior Manager Rental Sales
Cc: T. Tullio - Finance
F. Dankovich - Director Sales